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1. Election of Directors

FOR all nominees  |_|    WITHHOLD authority to vote     |_|     *EXCEPTIONS |_|
listed below             for all nominees listed below.


Nominees: John J. Byrne, Robert P. Cochran, Robert N. Downey, Anthony M. Frank,
          Toshiki Kaneda, K. Thomas Kemp, David O. Maxwell, James M. Osterhoff, James H. Ozanne, Richard A. Post, Roger K. Taylor and Howard M. Zelikow.

*Exceptions ____________________________________________________________________
INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write the name(s) of the excluded nominee(s) in the space provided.

2. To ratify and approve the selection by the Board of Directors of Coopers & Lybrand L.L.P. as independent auditors for the Company for the fiscal year ending December 31, 1998.

               FOR |_|             AGAINST |_|         ABSTAIN |_|

In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

         Change of address or comments: Mark here and indicate             |_|
         changes to the name and address as printed to the left.

The signature on this Proxy should correspond exactly with the shareholder's name as printed to the left. In the case of joint tenancies, co-executors or co-trustees, both should sign. Persons signing as attorney, executor, administrator, trustee or guardian should give their full title.


Dated: ____________________, 1998

_________________________________
           Signature

_________________________________
           Signature


  Votes must be indicated
  (x) in Black or Blue ink.    |X|

(Please sign, date and return this proxy in the enclosed postage prepaid envelope.)
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                   FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.

                         Annual Meeting of Shareholders

                                  May 14, 1998

                         PROXY/VOTING INSTRUCTION CARD

    This proxy is solicited on behalf of the Board of Directors of Financial Security Assurance Holdings Ltd. for the Annual Meeting of Shareholders on May
                                    14, 1998

      The undersigned appoints Robert P. Cochran, Roger K. Taylor and Bruce E. Stern, and each of them, with full power of substitution in each, the proxies of the undersigned, to represent the undersigned and vote all shares of Financial Security Assurance Holdings Ltd. Common Stock which the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held on May 14, 1998, and at any adjournment or postponement thereof, as indicated on the reverse side, hereby revoking all proxies heretofore given with respect to such shares.

      This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is given, this proxy will be voted FOR proposals 1 and 2.

(Continued, and to be signed and dated, on the reverse side.)

                                  FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.
                                  P.O. BOX 11008
                                  NEW YORK, N.Y. 10203-0008
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